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EXHIBIT 10.8




                          KONTRON EMBEDDED COMPUTERS AG
                           Oskar-von-Miller Strasse 1
                              85386 Eching, Germany


                                  July 11, 2000


FAX:  952-472-8329  Call First
------------------------------
Mr. Gary Beeman
3600 Tuxedo Road
Mound, MN  55364

Dear Mr. Beeman:

         Re:      Purchase of Shares; Partial Termination of Agreement
                  ----------------------------------------------------

                  This letter confirms our agreement to purchase, and your agreement to sell, 204,076 shares of common stock of FieldWorks at a purchase price of US$1.10 per share. The closing of the purchase of these shares will occur within three business days. At the closing you will deliver certificates for these shares and appropriate instruments of transfer, and Kontron Embedded Computers AG ("Kontron"), will deliver the total purchase price by wire transfer to an account designated by you.

                  This letter will also confirm your agreement to terminate, and FieldWorks Incorporated ("FieldWorks") to terminate, Paragraphs 2 and 3 of the Founders Non-Competition and Non-Solicitation Agreement between you and FieldWorks, which relate to the termination payments owed to you and the non-compete provisions binding on you. The remaining provisions of that agreement shall remain in effect. In further consideration of this termination, FieldWorks will pay you $36,000 within three business days of the date this letter is signed.

                  If the foregoing terms and conditions are acceptable to you, please so indicate by signing this letter and returning it to the attention of Kontron.

                                    Very truly yours,

                                    KONTRON EMBEDDED COMPUTERS AG


                                    By: /s/ Hannes Niederhauser
                                       ----------------------------------------
                                       Hannes Niederhauser
                                       President and Member of Management Board


                                    By: /s/ Rudi Wieczorek
                                       ----------------------------------------
                                       Rudi Wieczorek
                                       Chief Technical Officer and
                                             Member of Management Board



July 11, 2000

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Kontron Embedded Computers, AG
Letter to Gary Beeman
July 11, 2000
Page 2


AGREED TO AND ACCEPTED:



       /s/ Gary Beeman
--------------------------------
           Gary Beeman


FIELDWORKS, INCORPORATED


By:   /s/ David G. Mell
--------------------------------
         David G. Mell
         Chief Executive Officer


July 11, 2000

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